                                                                   EXHIBIT 16(A)


                               POWER OF ATTORNEY


STATE OF :  TEXAS
COUNTY OF:  BEXAR

     Know all men by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Richard T. Halinski, Jr. and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/ ROBERT T. HERRES                            July 22, 1994
------------------------------                   --------------------------
Robert T. Herres                                 Date
Chairman, Board of Directors


On this 22nd day of July, 1994, before me, Linda K. Wright the undersigned Notary Public, personally appeared Robert T. Herres, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

                                                 /s/ LINDA K. WRIGHT
                                                 --------------------------
(seal)                                           Notary Public

                               POWER OF ATTORNEY


STATE OF :  TEXAS
COUNTY OF:  BEXAR

     Know all men by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Richard T. Halinski, Jr. and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/ EDWIN L. ROSANE                             July 25, 1994
-------------------------------------            --------------------------
Edwin L. Rosane                                  Date
Vice Chairman, Board of Directors
President and Chief Executive Officer

On this 25th day of July, 1994, before me, Linda K. Wright the undersigned Notary Public, personally appeared Edwin L. Rosane, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

                                                 /s/ LINDA K. WRIGHT
                                                 --------------------------
(seal)                                           Notary Public

                               POWER OF ATTORNEY


STATE OF :  TEXAS
COUNTY OF:  BEXAR

     Know all men by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Richard T. Halinski, Jr. and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/ MICHAEL J.C. ROTH                           July 26, 1994
------------------------------                   -----------------------
Michael J.C. Roth, Director                      Date


On this 26th day of July, 1994, before me, Brenda C. Fitzgerald the undersigned Notary Public, personally appeared Michael J.C. Roth, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

                                                 /s/ Brenda C. Fitzgerald
                                                 ------------------------
(seal)                                           Notary Public

                               POWER OF ATTORNEY


STATE OF :  TEXAS
COUNTY OF:  BEXAR

     Know all men by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Richard T. Halinski, Jr. and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /s/ JAMES A. ROBINSON                             July 25, 1994
------------------------------------------         ----------------------
James A. Robinson,                                 Date
Senior Vice president, Treasurer,
Principal Financial and Accounting Officer


On this 25th day of July, 1994, before me, Linda K. Wright the undersigned Notary Public, personally appeared James A. Robinson, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

                                                   /s/ Linda K. Wright
                                                   -----------------------
(seal)                                             Notary Public




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